UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2020

Hepion Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36856	46-2783806
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

399 Thornall Street, First Floor
Edison, NJ 08837
(Address of principal executive offices)

Registrant’s telephone number, including area code: (732) 902-4000

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	HEPA	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁯ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁯ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁯ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁯ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)  On June 10, 2020, the Board of Directors of Hepion Pharmaceuticals, Inc. (the “Company”) appointed Dr. Peter Wijngaard to the Board of Directors, effective June 10, 2020. This appointment increases the Board’s membership to a total of seven directors. Dr. Wijngaard was nominated by the Company's Nominating and Corporate Governance Committee (the “Committee”) after a thorough review of the candidate’s background, relevant experience and professional and personal reputation.

Dr. Wijngaard most recently served as Executive Vice President, Chief Development Officer at The Medicines Company (“MDCO”), where he led the overall development and global medical affairs activities for hypercholesterolemia drug candidate, inclisiran. Dr. Wijngaard was instrumental in Novartis’ US $9.7 billion acquisition of MDCO that was completed in January 2020.

Previously, Dr. Wijngaard led European Medical Affairs and Development at Viropharma Inc. (which was subsequently acquired by Shire Pharmaceuticals in 2013 and is now part of The Takeda Pharmaceutical Company Limited) and held various positions at Hoffmann-La Roche, including International Medical Manager and Lifecycle Leader for the transplantation portfolio, as well as managing the Genentech alliance as Global Alliance Director. He served on the Board of Directors of Isotechnika Pharmaceuticals, Aurinia Pharmaceuticals and Ciclofilin Pharmaceuticals, which was acquired by Hepion in 2016. As an author of more than 50 scientific articles, Dr. Wijngaard has published extensively on transplant immunology and immunosuppression. He has a Ph.D. in Transplantation Immunology from Utrecht University, the Netherlands.

The Board has determined that Dr. Wijngaard is an independent director under the Nasdaq Capital Market listing standards and the Company’s independence guidelines, as set forth in its Corporate Governance Guidelines.

A copy of the Company’s press release announcing the appointment of Dr. Wijngaard is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Hepion Pharmaceuticals, Inc. Press Release dated June 10, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 10, 2020

HEPION PHARMACEUTICALS, INC.

By:	/s/ Robert Foster
Robert Foster
Chief Executive Officer

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